As filed with the Securities and Exchange Commission on July 29, 2011
Registration No. 333-175411

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Pre-Effective
AMENDMENT NO. 1
to
FORM S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Prestige Brands, Inc.

GUARANTORS LISTED ON SCHEDULE A HERETO
(Exact name of registrant as specified in its charter)

Delaware	2834	80-0091750
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Prestige Brands, Inc.
90 North Broadway
Irvington, New York 10533
Telephone: (914) 524-6810

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Eric S. Klee
Secretary and General Counsel
Prestige Brands, Inc.
90 North Broadway
Irvington, New York 10533
Telephone: (914) 524-6878
Facsimile: (914) 524-7488

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Mark F. McElreath
Alston & Bird LLP
90 Park Avenue
New York, New York 10016
Telephone: (212) 210-9595
Facsimile: (212) 210-9444

Approximate date of commencement of proposed sale of the securities to the public:  As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definition of “large accelerated filer,” accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

CALCULATION OF REGISTRATION FEE

		Amount of
Title of Each Class of	Amount to be	Registration
Securities to be Registered	Registered	Fee (1)
8.25% Senior Notes due 2018	$100,024,000	$11,613
Guarantees of 8.25% Senior Notes due 2018	N/A	(2)
Total	$100,024,000	$11,613

(1)	The registration fee has been previously paid.

(2)	No additional registration fee is due for guarantees pursuant to Rule 457(n) under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

SCHEDULE A
GUARANTORS

Exact Name of Additional Registrants*	Primary Standard Industrial Classification Number	Jurisdiction of Formation	I.R.S. Employer Identification Number
Prestige Brands Holdings, Inc.	2834	Delaware	20-1297589
Prestige Personal Care Holdings, Inc.	2834	Delaware	80-0091757
Prestige Personal Care, Inc.	2834	Delaware	80-0091755
Prestige Services Corp.	2834	Delaware	26-0715445
Prestige Brands Holdings, Inc.	2834	Virginia	65-1026844
Prestige Brands International, Inc.	2834	Virginia	59-3606733
Medtech Holdings, Inc.	2834	Delaware	94-3335024
Medtech Products Inc.	2834	Delaware	83-0318374
The Cutex Company	2834	Delaware	74-2899000
The Denorex Company	2834	Delaware	75-2993424
The Spic and Span Company	2834	Delaware	06-1605546
Blacksmith Brands, Inc.	2834	Delaware	27-0949126

*           The address for each of the Additional Registrants is c/o Prestige Brands, Inc., 90 North Broadway, Irvington, New York 10533, telephone: (914) 524-6810.  The name, address, including zip code, of the agent for service for each Additional Registrant is Eric S. Klee, Secretary and General Counsel, Prestige Brands, Inc., 90 North Broadway, Irvington, New York 10533, telephone: (914) 524-6878.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 1 to the Registration Statement on Form S-4 (Registration No. 333−175411) is being filed for the purposes of filing a revised legal opinion as Exhibit 5.1 hereto in response to comments received from the Securities and Exchange Commission.  No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement.  Accordingly, such base prospectus is being omitted from this filing.

1

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Prestige Delaware Entities

The officers and directors of Prestige Brands Holdings, Inc. (a Delaware corporation), Prestige Personal Care Holdings, Inc., Prestige Personal Care, Inc., Prestige Services Corp., Medtech Holdings, Inc., Medtech Products Inc., The Cutex Company, The Denorex Company, The Spic and Span Company and Blacksmith Brands, Inc. (collectively, the “Prestige Delaware Entities”) are covered by certain provisions of the Delaware General Corporation Law (or the DGCL) and the respective certificates of incorporation and insurance policies of such entities, that serve to limit and, in certain instances, to indemnify them against certain liabilities that they may incur in such capacities.  These various provisions are described below.

In June 1986, Delaware enacted legislation that authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breach of directors’ fiduciary duty of care.  This duty of care requires that, when acting on behalf of the corporation, directors must exercise an informed business judgment based on all significant information reasonably available to them.  Absent the limitations now authorized by such legislation, directors are accountable to corporations and their stockholders for monetary damages for conduct constituting negligence or gross negligence in the exercise of their duty of care.  Although the statute does not change directors’ duty of care, it enables corporations to limit available relief to equitable remedies such as injunction or rescission.  The certificates of incorporation of the Prestige Delaware Entities limit the liability of the directors of such entities to the fullest extent permitted by such legislation.  Specifically, the directors of the Prestige Delaware Entities will not be personally liable for monetary damages for breach of a director’s fiduciary duty as director, except for liability: (1) for any breach of the director’s duty of loyalty, (2) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (3) for unlawful payments of dividends or unlawful share repurchases or redemptions as provided in Section 174 of the DGCL, or (4) for any transaction from which the director derived an improper personal benefit.

Under Delaware law, the Prestige Delaware Entities have the power, under specified circumstances generally requiring the director or officer to act in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the relevant Prestige Delaware Entity, to indemnify its directors and officers in connection with actions, suits or proceedings brought against them by a third party or in the name of the particular entity by reason of the fact that (i) they were or are such directors or officers or (ii) while a director or officer, they are or were serving at the request of the relevant Prestige Delaware Entity as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic entity, to the fullest extent permitted under the DGCL.  The Prestige Delaware Entities also have the authority to indemnify any of their employees or agents to the fullest extent permitted by law.  In addition, certain of the Prestige Delaware Entities have entered into indemnification agreements with their directors and officers that generally provide for indemnification under circumstances for which indemnification would otherwise be discretionary under Delaware law.

Certain of the Prestige Delaware Entities maintain insurance coverage on behalf of any person who is or was a director or officer of the relevant entity or is or was a director or officer of such entitiy serving at the request of such entity as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic entity, on terms at least comparable and in the same amount as the amounts set forth in the indemnitee’s respective indemnification agreement.

Prestige Virginia Entities

The officers and directors of Prestige Brands Holdings, Inc. (a Virginia corporation) and Prestige Brands International, Inc. (collectively, the “Prestige Virginia Entities”) are covered by certain provisions of the Virginia Stock Corporation Act (or the VSCA) and the respective Articles of Incorporation and insurance policies of such entities, that serve to limit and, in certain instances, to indemnify them against certain liabilities that they may incur in such capacities.  These various provisions are described below.

The VSCA allows, in general, for indemnification, in certain circumstances, by a corporation of any person threatened with or made a defendant or respondent in any action, suit, or proceeding by reason of the fact that he or she is, or was, a director or officer of such corporation if the director or officer meets certain conditions of conduct.  Indemnification is also authorized with respect to a criminal action or proceeding where the person had no reasonable cause to believe that his or her conduct was unlawful.  The VSCA provides limitations on damages payable by officers and directors, except in cases of willful misconduct or knowing violation of criminal law or any federal or state securities law.

The Prestige Virginia Entities’ respective Articles of Incorporation provide for mandatory indemnification of their directors and officers who are or were a party to any proceeding, by reason of the fact that (i) they were or are a director, officer, employee or agent or (ii) while a director or officer, they are or were serving at the request of the relevant Prestige Virginia Entity as a director, trustee, partner, officer or similar functionary of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against any liability incurred in the proceeding.  However, the director or officer will not be indemnified for such liabilities as are incurred because of such director’s or officer’s willful misconduct or knowing violation of the criminal law.

The Prestige Virginia Entities maintain standard policies of officers’ and directors’ liability insurance on terms at least comparable and in the same amount as the amounts set forth in the indemnitee’s respective indemnification agreement.

Item 21. Exhibits and Financial Statement Schedules.

(a)	Exhibits.

A list of exhibits filed with this registration statement is set forth on the Exhibit Index that immediately follows the signature pages and is incorporated herein by reference.

Item 22. Undertakings

(a)	The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the Securities Act);

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement.  Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the SEC) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended (Exchange Act) (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

(d) The undersigned registrants hereby undertake to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means.  This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(e) The undersigned registrants hereby undertake to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

PRESTIGE BRANDS, INC.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

PRESTIGE BRANDS HOLDINGS, INC.,
a Delaware corporation

By: *
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director, President and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

*	Director
John E. Byom

*	Director
Gary E. Costley

*	Director
Patrick M. Lonergan

*	Director
Charles J. Hinkaty

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

PRESTIGE PERSONAL CARE HOLDINGS, INC.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

PRESTIGE PERSONAL CARE, INC.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

PRESTIGE SERVICES CORP.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

PRESTIGE BRANDS HOLDINGS, INC., a Virginia corporation

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

PRESTIGE BRANDS INTERNATIONAL, INC.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

MEDTECH HOLDINGS, INC.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

MEDTECH PRODUCTS INC.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

THE CUTEX COMPANY

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

THE DENOREX COMPANY

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

THE SPIC AND SPAN COMPANY

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvington, State of New York, on July 29, 2011.

BLACKSMITH BRANDS, INC.

By:	*
Ronald M. Lombardi
Chief Financial Officer and Treasurer

POWER OF ATTORNEY

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on July 29, 2011.  Each person whose signature appears below authorizes Ronald M. Lombardi and Eric S. Klee, and either of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact, for him in any and all capacities, to sign any amendments (including post-effective amendments or supplements) to this registration statement and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC.

Signature	Title

*	Director and Chief Executive Officer
Matthew M. Mannelly	(Principal Executive Officer)

*	Director, Chief Financial Officer and Treasurer
Ronald M. Lombardi	(Principal Financial and Accounting Officer)

/s/ Eric S. Klee	Director
Eric S. Klee

* By:	/s/ Eric S. Klee
Eric S. Klee
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description of Document

3.1	Amended and Restated Certificate of Incorporation of Prestige Brands Holdings, Inc. (filed as Exhibit 3.1 to Prestige Brands Holdings, Inc.’s Form S-1/A filed on February 8, 2005).+

3.2	Amended and Restated Bylaws of Prestige Brands Holdings, Inc., as amended (filed as Exhibit 3.2 to Prestige Brands Holdings, Inc.’s Form 10-Q filed on November 6, 2009).+

3.3	Certificate of Incorporation of Prestige Brands, Inc. (filed as Exhibit 3.3 to Prestige Brands, Inc.’s Form S-4 filed on August 9, 2010).+

3.4	Bylaws of Prestige Brands, Inc, as amended (filed as Exhibit 3.4 to Prestige Brands, Inc.’s Form S-4 filed on August 9, 2010).+

4.1
Indenture, dated as of March 24, 2010, by and among Prestige Brands, Inc., each Guarantor listed on the signature pages thereto, and U.S. Bank National Association, as trustee (filed as Exhibit 4.2 to Prestige Brands Holdings, Inc.’s Form 10-K filed on June 11, 2010).+

4.2
First Supplemental Indenture dated as of November 1, 2010, by and among Prestige Brands, Inc., the Guarantors listed on the signature pages thereto, and U.S. Bank National Association, as trustee (filed as Exhibit 4.1 to Prestige Brands Holdings, Inc.’s Form 10-Q filed on February 9, 2011).+

4.3	Form of 8.25% Senior Note due 2018 (contained in Exhibit 4.2 to Prestige Brands Holding, Inc.’s Form 10-K filed on June 11, 2010).+

5.1	Opinion of Alston & Bird LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12.1 to Prestige Brands, Inc.’s Form S-4 filed on July 8, 2011).*

21.1	Subsidiaries (filed as Exhibit 21.1 to Prestige Brands Holdings, Inc.’s Form 10-K filed on May 13, 2011).*

23.1	Consent of Alston & Bird LLP (reference is made to Exhibit 5.1).

23.2	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm (filed as Exhibit 23.2 to Prestige Brands, Inc.’s Form S-4 filed on July 8, 2011).*

24.1	Powers of Attorney (contained on the signature pages of this registration statement).

25.1	Statement of Eligibility on Form T-1 of U.S. Bank National Association, as the Trustee under the Indenture (filed as Exhibit 25.1 to Prestige Brands, Inc.’s Form S-4 filed on August 9, 2010).+

99.1	Form of Letter of Transmittal (filed as Exhibit 99.1 to Prestige Brands, Inc.’s Form S-4 filed on July 8, 2011).*

+	Incorporated herein by reference.
*	Previously filed as Exhibit to Prestige Brands, Inc.’s Form S-4 filed on July 8, 2011.